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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2026 (August 17, 2026)

Gray Media, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Georgia	001-13796	58-0285030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

404-504-9828
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock (no par value)	GTN.A	New York Stock Exchange
common stock (no par value)	GTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Notes Offering

On August 17, 2026, Gray Media, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that it, subject to market conditions, had commenced an offering of $750 million aggregate principal amount of senior secured first lien notes due 2034 (the “Notes”), in an offering that is exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). The Notes are being offered to (i) redeem a portion of the Company’s outstanding 10.500% senior secured first lien notes due 2029 (the “2029 Notes”), (ii) repay a portion of outstanding borrowings under the Company’s revolving credit facility, and (iii) pay fees and expenses in connection with the offering.

A copy of the Press Release, which was issued in connection with the offering and pursuant to and in accordance with Rule 135c under the Securities Act, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Neither the Press Release nor this Current Report on Form 8-K constitutes an offer to sell or the solicitation of an offer to buy the Notes. The Notes and related guarantees are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Notes and the related guarantees have not been and will not be registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

Redemption

On August 17, 2026, the Company also issued a conditional notice of partial redemption to the holders of the 2029 Notes, notifying such holders that the Company intends to redeem $675 million of the 2029 Notes on August 27, 2026 (the “2029 Notes Redemption”). The 2029 Notes Redemption is conditioned upon the consummation of the offering of Notes discussed above. If redeemed, the 2029 Notes will be redeemed at 105.250% of the principal amount thereof, plus accrued and unpaid interest to the redemption date.

This Current Report on Form 8-K does not constitute an offer to purchase, a notice of redemption or a solicitation of an offer to purchase any of the 2029 Notes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by Gray Media, Inc. on August 17, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gray Media, Inc.

August 17, 2026	By:	/s/ Jeffrey R. Gignac
		Name:	Jeffrey R. Gignac
		Title:	Executive Vice President and Chief Financial Officer